11. Other Noncurrent Liabilities	12 Months Ended
Dec. 31, 2019
Other Liabilities Disclosure [Abstract]
Other Noncurrent Liabilities
11.	OTHER NONCURRENT LIABILITIES

Other noncurrent liabilities are comprised solely of retirement benefit costs. The Philippine Republic Act (RA) No. 7641, mandates all private employers to provide retirement benefits to employees who upon reaching the age of sixty years or more, but not beyond sixty-five years, have served at least five years in the said establishment. The amount of retirement benefit was defined as “at least one-half month salary for every year of service, a fraction of at least six months being considered as one whole year”.

As of December 31, 2019 and 2018, accrued retirement benefit costs were $227,229 and $224,797, respectively.